Exhibit 10.2







NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND LAWS IS AVAILABLE.


                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                               ON AUGUST 15, 2002



                                    KTI, INC.
                               WARRANT CERTIFICATE

No. F-1 KTI                                                      95,750 Warrants

                           Dated as of August 15, 1997

                        Warrants to Purchase Common Stock

     KTI, Inc., a corporation duly organized and existing under the laws of the State of New Jersey (the "Company"), hereby certifies that, for value received, Credit Research & Trading, LLC, or its registered assigns, is the registered owner of NINETY-FIVE THOUSAND SEVEN HUNDRED AND FIFTY (95,750) Warrants (the "Warrants," and each individually, a "Warrant"), each of which will entitle the registered holder thereof to purchase one share, as adjusted from time to time as provided in Section 7 hereof, of the Common Stock, no par value, of the Company (the "Common Stock," each such share being a "Warrant Share," and all such shares being the "Warrant Shares") at the exercise price of $9.875 per share (such exercise price, as adjusted from time to time as provided in Section 7 hereof, the "Exercise Price"), at any time and from time to time on or before August 15, 2002 (the "Expiration Date"). All Warrants are subject to the following terms and conditions:

     Section 1 Registration of Holder of Warrants. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose, in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. In addition, and without limiting the foregoing, the Company shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any person other than the record holder of the Warrant, and shall not be liable for the registration of transfer of Warrants, as provided in Section 2(a) hereof, which are registered or are to be registered in the name of a fiduciary or the nominee of the fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

     Section 2  Registration of Transfers and Exchanges.

     (a) Provided that any transfer of Warrants complies with all the terms and conditions of this Warrant Certificate, the Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(c) hereof. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

     (b) Warrant Certificates Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company specified in or pursuant to Section 3(c) hereof, for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by such holder hereof at the time of such surrender.

     Section 3  Duration and Exercise of Warrants.

     (a) Warrants shall be exercisable by the registered holder thereof on any business day before 5:00 p.m., Eastern time, on or before the Expiration Date; provided, however, that any such exercise shall be in respect of an aggregate of at least 100 (one hundred) Warrants (or such lesser number of Warrants as shall at the time be outstanding). At 5:00 p.m., Eastern time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value. The Warrants cannot be called or redeemed by the Company prior to the Expiration Date.

     (b) Subject to the provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 7 hereof, the holder of each Warrant on or prior to the Expiration Date shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one Warrant Share which, when issued, shall be validly issued, fully paid and non-assessable.

     (c) (i) Subject to Sections 4 and 9 hereof, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its principal place of business at 7000 Boulevard East, Guttenberg, New Jersey 07093, Attention: President, or at such other address as the Company may specify in writing to the then registered holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised, in lawful money of the United States of America, all as specified by the holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly, and in no event later than ten (10) days following the Date of Exercise (as defined below), issue and cause to be delivered to or upon the written order of the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants; provided that such exercise is in compliance with the Securities Act and the rules and regulations promulgated thereunder. Any person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

     (ii) The holder of this Warrant Certificate may pay the applicable Exercise Price pursuant to this Section 3(c), at the option of such holder:

        (A) by certified check made payable to the Company and issued by a bank organized in the United States of America;

        (B) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the holder;

        (C)  by any combination of the methods described in (A) or (B) above.

     (iii) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, and (ii) payment of the Exercise Price for each such Warrant.

  (d) In lieu of any holder of this Warrant Certificate exercising any or all of the Warrants for cash, such holder may, in connection with such exercise, elect to satisfy the Exercise Price with respect to the Warrants being exercised by exchanging solely such Warrants being exercised for a number of Warrant Shares equal to the product of (i) the number of Warrant Shares issuable upon exercise of the portion of the Warrants being converted, multiplied by (ii) a fraction, the numerator of which is the Market Price (as defined in Section 7(f)) per share of Common Stock at the time of such exercise minus the Exercise Price per share of Common Stock at the time of such exercise, and the denominator of which is the Market Price per share of Common Stock at the time of such exercise.

  (e) The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, only for part of the number of Warrants evidenced by this Warrant Certificate. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

  Section 4 Payment of Taxes and Expenses. The Company shall pay all expenses and taxes and other governmental charges attributable to the preparation, execution, issuance and delivery of any new Warrant Certificate and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of the Warrants, or the issuance or delivery of certificates for the Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of the Warrants, to a person or entity other than a then existing registered holder of the Warrants or an Affiliate of such registered holder. An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by, or under direct or indirect common control with such person or entity.

  Section 5 Mutilated or Missing Warrant Certificate. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder hereof, the Company shall, at its expense, issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also reasonably satisfactory to it.

  Section 6  Reservation, Listing and Issuance of Warrant Shares.

  (a) The Company shall at all times have authorized, and reserve and keep available for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon the exercise of the Warrants, the number of Warrant Shares deliverable upon exercise of the Warrants. After such Warrant Shares have been issued upon exercise of the Warrants pursuant to the terms and conditions of this Warrant Certificate and such Warrant Shares have been registered pursuant to all applicable federal and state securities laws, the Company will, at its expense, use its commercially reasonable efforts to cause such Warrant Shares to be listed or quoted, as applicable, on any stock exchange or automated quotation systems on which the Common Stock is so listed or quoted not later than the date on which the Common Stock is first listed or quoted on any such exchange or automated quotation system, as the case may be, and will thereafter maintain such listing or quotation of all Warrant Shares from time to time issued upon exercise of the Warrants.

  (b) The Company covenants that all Warrant Shares, upon issuance in accordance with the terms of this Warrant Certificate and assuming that the Exercise Price for each Warrant has been paid, will be (i) duly authorized, fully paid and non-assessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

  Section 7  Adjustments of Exercise Price and Number of Warrant Shares.

  (a) The Exercise Price of each Warrant shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of such Exercise Price pursuant to this Section 7, the holder of such Warrant shall thereafter prior to the Expiration Date thereof be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

  (b) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever after the date hereof, the Company shall issue or sell any shares of Common Stock for a consideration per share less than the Market Price (as defined below) at the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest full cent) equal to the Exercise Price in effect immediately prior to the time of such issuance or sale multiplied by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Market Price immediately prior to such issuance or sale, plus (B) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (C) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by (D) the Market Price immediately prior to such issuance or sale.

No adjustment of any Exercise Price, however, shall be made in an amount less than one cent per share, but any such lesser adjustment shall be carried forward and shall be taken into account in any subsequent adjustment.

  (c) For the purposes of any computation to be made in accordance with Section 7(b), the following clauses shall also be applicable:

     (i) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividends or other distribution and shall have been deemed to have been issued without consideration.

     (ii) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined, in good faith and in the exercise of reasonable business judgment, by the board of directors of the Company (the "Board"), without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase such shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined, in good faith and in the exercise of reasonable business judgment, by the Board, of such portion of the assets and business of the non-surviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options or warrants, as the case may be.

     (iii) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

  (d) Issuance of Rights, Options or Warrants and Convertible Securities. (A) In case at any time after the date hereof the Company shall (A) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options or warrants for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") or (B) issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities (other than Convertible Securities issuable upon exercises of options or warrants referred to above to purchase Convertible Securities), whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such right or options or warrants or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of granting such rights or options or warrants or the issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options or warrants (as of the date of granting of such rights or options or warrants or the issue or sale of such Convertible Securities) shall be deemed to be outstanding and to have been issued, (X) in the case of any such rights, options or warrants, for a consideration equal to the minimum purchase price per share provided for in such rights, options or warrants (to the extent that such minimum purchase price can be reasonably determined at the time of such grant), plus the consideration (determined in the same manner as consideration received upon the issue or sale of shares of Common Stock in accordance with the terms of this Warrant Certificate), if any, received by the Company for the granting of such rights, options or warrants, and, (Y) in the case of Convertible Securities, for a consideration equal to the consideration (determined in the same manner as consideration received upon the issue or sale of shares of Common Stock in accordance with the terms of this Warrant Certificate) received by the Company for such Convertible Securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof (to the extent that any such minimum purchase price can reasonably be determined at the time of issuance). Except as provided in
Section 7(d)(ii), no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon the exercise of such rights or options or warrants or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

     (ii) Change in Option Price or Conversion Rate. If the purchase price provided for in any rights or options or warrants referred to in Section 7(d)(i), or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in Section 7(d)(i), or the rate at which any Convertible Securities referred to in
     Section 7(d)(i) are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price in effect at the time of such change shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such rights or options or warrants or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such right or option or warrant or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

  (e) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Sections 7(b) and (d).

  (f) Definition of Market Price. (B) As used in this Warrant Certificate, the term "Market Price" shall mean the average of the daily closing prices per share of the Common Stock for the ten consecutive trading days on which the Common Stock was traded immediately preceding the day as of which Market Price is being determined. If shares of the Common Stock are not quoted through Nasdaq or any similar organization, or listed or admitted for trading on any national securities exchange (in which case the Market Price shall be the last reported sales price on such exchange) the Market Price shall be deemed to be the fair value of a share of Common Stock as determined, in good faith and in the exercise of reasonable business judgment, by the Board.

     (ii) Determination of Market Price under Certain Circumstances. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company, the Market Price shall be determined as of the date the number of shares of Common Stock or Convertible Securities to be issued (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock or Convertible Securities.

  (g) Adjustment for Certain Special Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, and otherwise than in Common Stock or Convertible Securities, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount per share of the Common Stock so declared as payable otherwise than out of earnings or earned surplus or, in the case of any other dividend, to the fair value per share of the Common Stock of the property so declared as payable otherwise than out of earnings or earned surplus, as determined, in good faith and in the exercise of reasonable business judgment, by the Board. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined, reasonably and in good faith, by the Board. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are determined.

  (h) Subdivisions or Combinations of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

  (i) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of the Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for the Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (i), the holder of this Warrant Certificate, upon the exercise of each Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 7).

  (j) Notice of Adjustment. The Company shall deliver on or before each January 15 prior to the Expiration Date to the registered holder of the Warrants written notice of any adjustments of any Exercise Price during the previous calendar year. Such notice shall consist of a certificate of a duly authorized officer of the Company, and shall state the Exercise Price resulting from such adjustment, and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of each Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

  (k)  Other Notices.  In case at any time:

     (i)  the Company shall declare any cash dividend on its Common Stock;

     (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

     (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

     (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to another corporation;

     (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

     (vii) the Company proposes to take any other action or an event occurs which would require an adjustment of the Exercise Price pursuant to subsection
  (i) of this Section 7;

then, the Company shall give written notice (except in the case of a proposed action referred to in subclause (vii) hereof if the giving of such notice would violate federal or state securities law), addressed to the registered holder of this Warrant Certificate at the address of such holder as shown on the books of the Company, with respect to any event specified in clauses (i) through (iv), at least fifteen (15) days prior to the date of closing the transfer books for the determination of the stockholders entitled to such dividend, subscription rights or distribution, or entitled to vote on such proposed reorganization, reclassification, consolidation or merger, and with respect to any event specified in clauses (v) through (vii), as soon as commercially reasonable after the occurrence of such event. Such notice, with respect to any event specified in clauses (i) through (iv), shall specify such record date or the date of closing the transfer books, as the case may be, and with respect to any event specified in clauses (v) through (vii), shall specify the nature of the event and on which date such event occurred. Failure to give the notice specified in this Section 7(k) or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any such subscription rights, or any proposed reorganization, reclassification, consolidation or merger.

  (l) Certain Events. If any event occurs as to which in the reasonable opinion of the holder hereof, in good faith, the other provisions of this
Section 7 are not strictly applicable but the lack of any adjustment would not in the opinion of the holder hereof fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, then the holder hereof shall give written notice thereof to the Company. If the Company and the holder hereof cannot agree with respect to an adjustment to the Exercise Price hereof within fifteen (15) days of the delivery of such notice by the holder hereof to the Company, then the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 7, necessary to preserve, without dilution, the exercise rights of the registered holder of this Warrant Certificate. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein. The costs of obtaining such opinion shall be shared equally between the Company and the holder seeking the adjustment.

  (m) Excluded Securities. Notwithstanding anything herein to the contrary, the Exercise Price shall not be adjusted pursuant to this Section 7 by virtue of the issuance and/or sale of "Excluded Securities", which means the following:
(a) shares of Common Stock issuable upon the exercise of the Warrants; (b) shares of Common Stock, options, warrants, rights or Convertible Securities to be issued and/or sold to employees, advisors (including, without limitation, financial, technical and legal advisers), directors, or officers of, or consultants to, the Company or any of its subsidiaries pursuant to a share grant, share option plan, share purchase plan, pension or profit sharing plan or other share agreement or arrangement existing as of the date hereof and which has been approved by the Board of Directors of the Company; (c) the reissuance of any expired and unexercised, canceled or forfeited options, warrants, rights or convertible securities under any plan referred to in the preceding clause;
(d) the issuance of shares of Common Stock, options, warrants, rights and/or Convertible Securities pursuant to options, warrants, rights and Convertible Securities outstanding as of the date of this Agreement; or (e) the issuance of shares of Common Stock issuable upon conversion of the Company's Series B Convertible Exchangeable Preferred Stock. For all purposes of this Section 7, all shares of Common Stock which are Excluded Shares shall be deemed to have been issued for an amount of consideration per share equal to the Market Price in effect at the time of such issuance.

  Section 8 No Rights or Liabilities as a Stockholder. No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise of the Warrants shall have occurred. No provision of this Warrant Certificate, in the absence of affirmative action by the registered holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

  Section 9  Fractional Warrants and Fractional Warrant Shares.

  (a) The Company shall not be required to issue fractions of Warrants or to distribute Warrant Certificates which evidence fractional Warrants. If any fraction of a Warrant would, except for the provisions of this Section 9(a), be issuable, the Company shall pay to the holder an amount in cash equal to (i) the current Market Price for one share of Common Stock, as defined in Section 7(f), on the trading day immediately preceding the date the fractional Warrant would have been issued less the Exercise Price multiplied by (ii) the amount of the fractional share.

  (b) The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Warrant Shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9(b), be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the holder an amount in cash equal to the current Market Price for one share of Common Stock, as defined in Section 7(f), on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by the amount of the fractional share.

  Section 10  Registration of Warrants and Warrant Shares.

  (c) No Registration under Securities Act. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act.

     The holder of this Warrant Certificate by acceptance hereof, represents that it is acquiring the Warrants to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate any Warrants or any Warrant Shares unless a registration statement is effective for such Warrants or Warrant Shares under the Securities Act or in the opinion of such holder's counsel (which counsel shall be reasonably acceptable to the Company), a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Securities Act; provided that Warrants and Warrant Shares issued to such holder may be transferred to any Affiliate of such holder, without any such registration or opinion, subject to the foregoing restriction on any further sale, transfer, pledge or hypothecation by such Affiliate.

     Subject to the provisions of the following paragraph of this Section 10(a), each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT CERTIFICATE, DATED AUGUST 15, 1997 BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS SHARE WITHOUT CHARGE UPON WRITTEN REQUEST.

     The restrictions and requirements set forth in the foregoing paragraph shall apply only with respect to any Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act or are otherwise no longer subject to the restrictions of the Securities Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and such stop transfer restrictions to be rescinded.

     The Company will use its commercially reasonable efforts to comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (such Commission or any successor to any or all of its functions being hereinafter referred to as the "Commission") (including, without limitation, Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for sale of restricted securities. The Company also will cooperate with the holder of this Warrant Certificate and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of restricted securities.

  (b) "Piggyback" Registration. Whenever the Company proposes to file under the Securities Act a registration statement relating to the sale of any of its Common Stock for cash (other than a registration statement required to be filed in respect of employee benefit plans of the Company on Form S-8 or any similar form from time to time in effect) the Company shall at least fifteen days prior to such filing give effective written notice of such proposed filing to the registered holder of each Warrant or Warrant Share. Upon receipt by the Company not more than fifteen days after such effective notice of a written request or written requests from one or more of such holders for registration of Warrant Shares under such registration statement, the Company shall (A) include in such registration statement or, at the option of the Company, in a separate registration statement concurrently filed, and shall use its commercially reasonable efforts to cause such registration statement to become effective with respect to, the Warrant Shares as to which such holder or holders request registration and (B) if such proposed registration is in connection with an underwritten offering of Common Stock, upon request of such holder or holders use its commercially reasonable efforts to cause the managing underwriter therefor to include in such offering the Warrant Shares as to which such holder or holders request such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company, provided that, in the case of an underwritten public offering, the representative of the underwriters participating in the sale and distribution of the Company's securities covered by such registration statement agrees that a number of Warrant Shares may be included in the registration statement without materially adversely affecting the distribution of securities being registered solely for the account of the Company. Notwithstanding anything to the contrary contained herein, if the Company, whether before or after the holder of Warrant Shares has made a written request for registration of such Warrant Share, reasonably determines that the participation of such holder in such registration would adversely affect the distribution of the securities to be registered, the Company may decline to include such securities in any registration statement.

     In the event that (i) the representative of the participating underwriters determines that, taken together with the Warrant Shares sought to be registered in such registration, the inclusion of the shares of Common Stock of selling stockholders requesting inclusion in the registration statement would materially adversely affect the distribution of the securities being registered for the account of the Company or (ii) the Company determines that the participation of such Warrant Shares in such registration would adversely affect the distribution of the securities to be registered (each a "Cut-Back Notice"), the holders of the Warrant, with respect to the first such registration as to which a Cut-Back Notice has been given, shall be included in such registration to the extent practicable. If as a result of a Cut-Back Notice the holders of the Warrants shall not be able to include all of their Warrant Shares sought by them to be registered in such registration (such Warrant Shares not included being called the "Excluded Warrant Shares"), then as to each subsequent registration the holders of the Warrants shall, subject to any Cut-Back Notice in any such subsequent registration statement, have priority for inclusion in such registration such Excluded Warrant Shares until such time as all of their Warrant Shares as to which a Cut-Back Notice has been given have been included in a registration. Notwithstanding the foregoing, if a holder of the Warrants shall decline to include all or any portion of its Warrant Shares in a registration as to which effective notice of filing has been given then as to any subsequent registration such holder shall no longer be entitled to priority of inclusion in the registration for its Warrant Shares.

     If at 5:00 p.m., Eastern time, on the Expiration Date, any or all of the Warrants have not been exercised and, during the preceding five years, the holders of the Warrants have not had an opportunity to sell all of their Warrant Shares in a registration statement (including as a result of a Cut-Back Notice), the Expiration Date of the Warrants represented by this Certificate shall automatically and successively be extended for each Warrant as to which such opportunity has not been granted until the date on which the holders of the Warrants shall decline to include their Warrant Shares in a registration.

     All fees, disbursements and expenses incurred by the Company in connection with the registration (except for underwriting discounts and commissions attributable to the Warrants and Warrants Shares, which shall be borne by the holders thereof), and all reasonable fees and disbursements of one counsel for the holders of Warrants or Warrant Shares, shall, except to the extent prohibited by applicable law, be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing (in such quantities as the holders of Warrants or Warrant Shares may reasonably request) of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of such legal opinions, auditors' comfort letters or other closing documents as the holders of Warrants or Warrant Shares shall reasonably request.

     The Company will indemnify and hold harmless each holder of Warrants or Warrant Shares and each person or entity, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities, costs or expenses, joint or several, or actions in respect thereof to which such holder or controlling person or entity may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities, costs, expenses or actions in respect thereof arise out of, or are based upon, or are related to, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Warrant Shares of or pertaining to such holder were registered under the Securities Act, any preliminary prospectus, amended preliminary prospectus, or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, or are related to, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder or controlling person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, amended preliminary prospectus or final prospectus or any amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company in an instrument duly executed by any authorized representative of such holder, specifically for use therein, the Company will not be so liable to such holder.

  Section 11 Notices. All notices, requests, demands and other communications relating to this Warrant Certificate shall (a) be in writing (which shall include communications by telecopy); (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier or by a nationally recognized overnight courier service, or (ii) delivered by hand; (c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

     (i) if to the registered holder hereof, to it at the address or telecopier number furnished by such registered holder to the Company.

     (ii)  if to the Company, to it at:
        KTI, Inc.
        7000 Boulevard East
        Guttenberg, New Jersey 07093
        Telecopier No.:
        Telephone No.:
        Attention:

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify in a notice to the other party specifically captioned "Notice of Change of Address"; and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 11 and the appropriate confirmation is received or receipt is otherwise acknowledged, (iii) if given by overnight courier, on the day after deposit with such overnight courier, and (iv) if given by hand delivery, when left at the address of the addressee addressed as above provided.

  Section 12 Reports. The Company shall furnish to the registered holder of this Warrant Certificate and the holders of Warrant Shares issued upon exercise of the Warrants the financial and operating performance data as is provided to the holders of the Company's Common Stock.

  Section 13 Binding Effect. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares.

  Section 14 Survival of Rights and Duties. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 p.m., Eastern time, on the Expiration Date (as it may be extended hereunder) or on the date on which all of the Warrants have been exercised, except that the provisions of Section 10(a) hereof shall continue in full force and effect after such termination date.

  SECTION 15 GOVERNING LAW. THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.


  Section 16 Section Headings. The Section headings in this Warrant Certificate are for purposes of convenience only and shall not constitute a part hereof.


        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

                         KTI, INC.



                         By: /s/ Robert E. Wetzel
                            Name:  Robert E. Wetzel
                            Title: Senior Vice President


                         ATTEST:




                         Name:
                         Title:




                          FORM OF ELECTION TO PURCHASE


(To be executed by the registered holder if the holder desires to exercise Warrants evidenced by the foregoing Warrant Certificate)

To:  [                              ]

  The undersigned hereby irrevocably elects to exercise _________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, _________ full shares of Common Stock issuable upon satisfaction by the undersigned of both (a) either (i) the exercise of such Warrants and the delivery of $__________ pursuant to Subsection 3(c)(ii) of the Warrant Certificate or (ii) the exercise of such Warrants and the exchange therefor of _______________ Warrants pursuant to Section 3(d) of the Warrant Certificate, and (b) the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

  The undersigned requests that certificates for such shares be issued in the name of:






                TAX IDENTIFICATION NUMBER

  If such number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:


                 (Please print name and address)



Dated:




                                             By ________________________
                                                Name:
                                                Title:





                               FORM OF ASSIGNMENT

  FOR VALUE RECEIVED,
hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to such Warrants and the shares of Common Stock issuable upon exercise of such
Warrants:

                                                             Number of
Name of Assignee                           Address                Warrants









  If the total of such Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                           Name of Holder (print)


Dated:                                     By:
                                              Title:



                                                              Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 7, 1997, between KTI, INC., a New Jersey corporation (the "Company") and CREDIT RESEARCH & TRADING LLC (the "Placement Agent").

     This Agreement is made pursuant to the Placement Agreement dated August 7, 1997, between the Company and the Placement Agent (the "Placement Agreement"), which provides for (i) the Company to issue and sell in a non-public offering and sale, pursuant to the exemption provided by Regulation D promulgated under the 1933 Act (as defined below), up to 800,000 shares of the Company's Series B Convertible Exchangeable Preferred Stock, no par value, which will be mandatorily redeemable on the seventh anniversary of the issue date (the "Shares"), as set forth in the Restated Certificate of Incorporation of the Company, as amended, relating to the Shares (the "Certificate of Incorporation"), and will be convertible, at the option of the holder, in whole or in part, at any time, into shares of the Company's common stock, no par value (the "Common Stock"), and (ii) the Placement Agent, as the Company's exclusive agent, to offer and sell the Shares on its behalf, on a "best efforts" basis, until the Shares have been sold or the termination of the Placement Agreement and to provide advisory services with respect to the offering and sale of the Shares. In order to induce the Placement Agent to enter into the Placement Agreement, the Company has agreed to provide to the purchasers of the Shares (the "Purchasers") and their direct and indirect transferees the registration rights with respect to the Registrable Shares (as defined below) set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.                                    Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

  "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  "Certificate of Incorporation" shall have the meaning set forth in the preamble.

  "Closing Date" shall mean the Closing Date as defined in the Placement Agreement.

  "Common Stock" shall have the meaning set forth in the preamble.

  "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

  "Holder" shall mean a holder of Registrable Shares.

  "Interested Persons" shall mean Placement Agent and the Holders of Registrable Shares included within the coverage of the Shelf Registration.

  "Majority Holders" shall mean the Holders of a majority of the aggregate liquidation preference of outstanding Registrable Shares; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or any Associated Entity (as defined in the Placement Agreement) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

  "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

  "Placement Agent" shall have the meaning set forth in the preamble.

  "Placement Agreement" shall have the meaning set forth in the preamble.

  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

  "Registrable Shares" shall mean the Shares and the underlying Common Stock; provided, however, that the Shares and the underlying Common Stock shall cease to be Registrable Shares (i) when a Shelf Registration Statement with respect to such Shares and the underlying Common Stock shall have been declared effective under the 1933 Act and such Shares and the underlying Common Stock shall have been disposed of pursuant to such Shelf Registration Statement, (ii) when such Shares and such Common Stock have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Shares and such underlying Common Stock shall have ceased to be outstanding.

  "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any of the Registrable Shares), (iii) all expenses of any Persons retained by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agent) and (v) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

  "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

  "SEC" shall mean the Securities and Exchange Commission.

  "Shares" shall have the meaning set forth in the preamble.

  "Shelf Registration" shall mean a registration effected pursuant to Section 2(a) hereof.

  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(a) of this Agreement which covers all of the Registrable Shares on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

  "Transfer Agents" shall mean American Stock Transfer Company, 40 Wall Street, New York, New York 10005.

  "Underwriters" shall have the meaning set forth in Section 3 hereof.

  "Underwritten Registration" or "Underwritten Offering" shall mean a registered offering in which Registrable Shares are sold to an Underwriter for reoffering to the public.


  2.    Registration Under the 1933 Act.

  (a) As promptly as possible, but in no event later than 180 days after the Closing Date, the Company shall prepare and file with the SEC the Shelf Registration Statement. The Company shall use its commercially reasonable efforts to (i) cause such Shelf Registration Statement to be declared effective by the SEC on or prior to the 90th day following such filing and (ii) keep such Shelf Registration Statement effective until the earlier of (A) the sale by the Holders of all the Registrable Shares relating to such Shelf Registration Statement or (B) two years after the Closing Date; provided, however, that no Holders shall be entitled to have Registrable Shares held by such Holder covered by such Shelf Registration Statement unless the Holder agrees to be bound by all of the provisions of this Agreement applicable to such Holder.

     The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter. The Company agrees to furnish to the Holders of Registrable Shares copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (b) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Shares pursuant to the Shelf Registration Statement.

     (c) A Shelf Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Shares pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Shares pursuant to such Registration Statement may legally resume. If the Shelf Registration Statement is not filed on or prior to 180 days following the Closing Date or declared effective on or prior to 90 days following such filing the dividend rate on the Shares will increase 0.5% per annum for each period during which such registration statement is not so filed or declared effective.

     (d) Without limiting the remedies available to the Interested Persons, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Interested Persons for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Interested Persons may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a).

     3.                                    Registration Procedures.

     In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 2(a) hereof, the Company shall as expeditiously as possible:

  (a) prepare and file with the SEC a Shelf Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall be available for the sale of the Registrable Shares by the selling Holders thereof; and which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

  (b) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Shares;

  (c) furnish to the Interested Persons and their counsel, and to each Underwriter of an Underwritten Offering of Registrable Shares, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Interested Persons or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Interested Persons and any such Underwriters in connection with the offering and sale of the Registrable Shares covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

  (d) use its best efforts to register or qualify, by the time the Shelf Registration Statement is declared effective by the SEC, the Registrable Shares under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Shares covered by the Shelf Registration Statement shall reasonably request in writing, to cooperate with such Holder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

  (e) notify the Interested Persons and their counsel promptly and, if requested by any of the Interested Persons or their counsel, confirm such advice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to the Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of the Shelf Registration Statement and the closing of any sale of Registrable Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period the Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to the Shelf Registration Statement would be appropriate;

  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment and provide immediate notice to the Interested Persons of the withdrawal of any such order;

  (g) furnish to the Interested Persons, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

  (h) cooperate with the Interested Persons to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends and enable such Registrable Shares to be in such denominations (consistent with the provisions of the Certificate of Incorporation) and registered in such names as the Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Shares;

  (i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Interested Persons to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

  (j) within a reasonable time prior to the filing of the Shelf Registration Statement, any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into the Shelf Registration Statement (except the Company's filings under the 1934 Act) or a Prospectus after initial filing of the Shelf Registration Statement, provide copies of such document to the Interested Persons and their counsel and make such representatives of the Company as shall be reasonably requested by the Interested Persons and their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Shelf Registration Statement, any Prospectus or any amendment of or supplement to the Shelf Registration Statement or a Prospectus or any document which is to be incorporated by reference into the Shelf Registration Statement or a Prospectus, of which the Interested Persons and their counsel, shall not have previously been advised and furnished a copy or to which the Interested Persons and their counsel, shall reasonably object, except for any amendment or supplement or document (a copy of which has been previously furnished to the Interested Persons and their counsel) which counsel to the Company shall advise the Company, in the form of a written legal opinion, is required in order to comply with applicable law. The Interested Persons agree that, if they receive timely notice and drafts under this clause (j), they will not take actions or make objections pursuant to this clause (j) such that the Company is unable to comply with its obligations under Section 2(a);

  (k) obtain a CUSIP number and, if applicable, a CINS number, for all Registrable Shares, not later than the first effective date of the Shelf Registration Statement;

  (l) make available for inspection by a representative of the Interested Persons, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Interested Persons, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company (collectively, "Records"), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies any representative of the Holders or any Underwriter are confidential shall not be disclosed by such persons, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Shelf Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena from a court of competent jurisdiction or (iii) the information in such Records has generally been made available to the public. Each Holder will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. Each Holder will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at its expense;

  (m) if requested by the Majority Holders, use its commercially reasonably efforts to cause all Registrable Shares to be listed or quoted, as applicable on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed or quoted to the extent such Registrable Shares satisfy applicable listing or quotation requirements;

  (n) if reasonably requested by any Holder of Registrable Shares covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing; and

  (o) In connection with an Underwritten Offering pursuant to a Shelf Registration Statement, take all actions as are reasonably requested by the managing underwriter in order to facilitate the disposition of the Registrable Shares, and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Shares with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and its counsel) addressed to each Holder and Underwriter of Registrable Shares, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if applicable, any other certified public accountant of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Holder and Underwriter of Registrable Shares, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Shares being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

  The Company may require each Holder of Registrable Shares to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing. The Company may exclude from a Registration Statement the Registrable Shares of any Holder who fails to furnish such information in writing to the Company within 20 business days (or such longer period if the Company agrees in writing) after receiving such request. Each Holder of Registrable Shares included within the coverage of any Registration Statement agrees to furnish promptly to the Company all information required by applicable law to be disclosed by such Holder in order to make the information previously furnished to the Company not misleading.

  Each Holder agrees that, upon receipt of any notice from the Company (a "Suspension Notice") of the happening of any event of the kind described in
Section 3(e) (iii), (iv), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of the Suspension Notice or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto. If the Company shall give a Suspension Notice to suspend the disposition of Registrable Shares pursuant to the Shelf Registration Statement, the Company shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Advice.

  The Holders of Registrable Shares covered by a Shelf Registration Statement who desire to do so may sell such Registrable Shares in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Shares included in such offering and shall be reasonably acceptable to the Company.

  No Holder may participate in an Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

  4.    Indemnification and Contribution.

  (a) In connection with a Shelf Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Registrable Shares included in such Shelf Registration Statement, and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by any such Holder (the "Indemnified Party"), from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Indemnified Party in connection with defending or investigating any such action or claim), to which any Indemnified Party may become subject, under the Securities Act or otherwise, insofar as any such loss, claim, damage or liability is caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the 1933 Act, including all documents incorporated therein by reference, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or (iii) any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or alleged omission based upon information relating to the Interested Persons furnished to the Company in writing by the Interested Persons, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3 of this Agreement, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Indemnified Party, if requested in connection with any Registration Statement.

  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Interested Persons, and each of their directors, officers and employees and each Person, if any, who controls the Company, or the Interested Persons within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to the Interested Persons, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing; provided, however, that the failure to notify the indemnifying party shall not relieve it of any liability which it may have under this Section 4 except to the extent that it has been materially prejudiced by such failure. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similar notified indemnifying party, to assume the defense of thereof with counsel reasonably satisfactory to be the indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has failed to assume the defense on behalf of the indemnified party, (ii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel) designated in writing by each indemnified party, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

  (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' obligations to contribute pursuant to this Section 4(d) are several in proportion to the principal amount of Registrable Shares of such Holder that were registered pursuant to a Registration Statement.

  (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Shares were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

  (f)   Survival.  The indemnity and contribution provisions contained in this
Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Interested Persons or any person controlling the Interested Persons, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, and (iii) any sale of Registrable Shares pursuant to the Shelf Registration Statement.

  5.    Miscellaneous.

  (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

  (b) Numbers of Registrable Shares. All numbers of Registrable Shares set forth herein refer to amounts as of the date hereof and shall be adjusted in the event of any subsequent changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, sales or exchanges of assets, combinations, or other exchanges of shares or offerings of subscription rights so that the percentage of shares held by each Holder after the subsequent change shall equal the percentage of Shares held by such Holder as of the date hereof.

  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate liquidation preference of the outstanding Registrable Shares affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Shares unless consented to in writing by such Holder.

  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(d), which address initially is, with respect to the Placement Agent, the address set forth in the Placement Agreement, with a copy to Winthrop, Stimson, Putnam & Roberts, Financial Centre, 695 Main Street, Stamford, Connecticut 06904-6760,
Attention: George P. Barbaresi, Esq.; (ii) if to the Company, initially at 7000 Boulevard East, Guttenberg, New Jersey 07093, Attention: Robert E. Wetzel, with a copy to McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York 10020, Attention: Brian Hoffmann, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(d).

  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Transfer Agents, at First City Transfer Company, 111 Wood Avenue South, Suite 206, Iselin, New Jersey 08830.

  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Shares in violation of the terms of the Placement Agreement. If any transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Placement Agent (solely in its capacity as Placement Agent) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

  (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Placement Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

  (g) Counterparts. This Agreement may be executed manually or by telecopier in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             KTI, INC.



                             By: /s/ Robert E. Wetzel
                                 Name: Robert E. Wetzel
                                 Title: Senior Vice President


Confirmed and accepted as of
  the date first above written:

CREDIT RESEARCH & TRADING LLC



By: /s/ Jeremy Bloom
    Name: Jeremy Bloom
    Title: Managing Director